EXHIBIT 99.2
Reinsurance Group of America, Incorporated®
Financial Supplement
Fourth Quarter 2008
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000

John Hayden
Vice President
Investor Relations
Phone: (636) 736-7243
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”
 Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2008
Table of Contents
 Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
Additionally, RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
 Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investor News and Updates
Fourth Quarter 2008
2009 Full-year Consolidated Earnings per Share Guidance
We project 2009 operating income per share to be within a range of $5.75 to $6.25 per diluted share. This guidance reflects a negative impact from foreign currency of approximately $0.35 per share and approximately $0.50 per share in dilution from our recent common stock offering. Our guidance also assumes an expected level of death claims, which are prone to normal short-term statistical fluctuations that can significantly affect our results on a quarterly and annual basis.
2009 Full-year Premium Growth Guidance

Original Currency
Segment	Basis

U.S.	6% - 8%
Canada	11% - 13%
Asia Pacific	10% - 15%
Europe & South Africa	15% - 20%
Consolidated ($USD basis) approximately 10%
2009 Full-year Projected Foreign Currency Premium

Foreign Currency	Millions

Australian Dollar	515 - 536
Canadian Dollar	627 - 653
Euro Dollar	70 - 73
British Pound Sterling	354 - 368
Japanese Yen	23,025 - 23,965
Korean Won	242,690 - 252,596
New Zealand Dollar	64 - 67
Taiwanese Dollar	1,875 - 1,951
South African Rand	566 - 589
 Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Highlights
Fourth Quarter 2008

		Three Months Ended or As of				Current Qtr		Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except inforce & per share data)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Net premiums	$1,389,091	$1,303,590	$1,358,555	$1,298,065	$1,348,023	$41,068	$5,349,301	$4,909,026	$440,275
Net income — continuing operations	15,170	25,250	110,806	36,589	71,501	(56,331)	187,815	308,273	(120,458)
Operating income	99,966	118,542	109,688	70,957	91,217	8,749	399,153	353,511	45,642
Total assets	21,658,818	21,844,347	22,410,167	21,812,508	21,598,009	60,809

Assumed Ordinary Life Reinsurance in Force (in billions)
U.S.	$1,274.5	$1,265.6	$1,258.6	$1,247.0	$1,232.3	$42.2	$1,274.5	$1,232.3	$42.2
Canada	209.5	231.4	230.9	221.2	217.7	(8.2)	209.5	217.7	(8.2)
Europe & South Africa	325.2	368.9	419.4	383.0	380.4	(55.2)	325.2	380.4	(55.2)
Asia Pacific	298.9	310.6	330.6	351.6	289.5	9.4	298.9	289.5	9.4
Assumed New Business Production (in billions)
U.S.	$33.7	$30.5	$35.5	$34.7	$43.3	$(9.6)	$134.4	$164.2	$(29.8)
Canada	12.1	14.5	11.7	12.9	13.1	(1.0)	51.2	46.8	4.4
Europe & South Africa	28.2	21.4	19.4	18.5	19.1	9.1	87.5	61.3	26.2
Asia Pacific	9.2	7.5	4.9	10.3	2.4	6.8	31.9	30.1	1.8

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$0.22	$0.41	$1.78	$0.59	$1.15	$(0.93)	$2.94	$4.98	$(2.04)
Operating income	$1.45	$1.90	$1.76	$1.14	$1.47	$(0.02)	$6.24	$5.71	$0.53
Diluted earnings per share from continuing operations
Net income	$0.22	$0.40	$1.73	$0.57	$1.11	$(0.89)	$2.88	$4.80	$(1.92)
Operating income	$1.45	$1.86	$1.71	$1.10	$1.42	$0.03	$6.12	$5.50	$0.62

Wgt. average common shares outstanding (basic)	68,831	62,323	62,284	62,146	62,009	6,822	63,918	61,857	2,061
Wgt. average common shares outstanding (diluted)	69,176	63,607	63,982	64,230	64,270	4,906	65,271	64,231	1,040

Common shares issued	73,363	63,128	63,128	63,128	63,128	10,235
Treasury shares	741	803	813	894	1,097	(356)
Common shares outstanding	72,622	62,325	62,315	62,234	62,031	10,591

Book value per share	$36.03	$41.83	$49.13	$49.15	$51.42
Per share effect of accumulated other comprehensive income (AOCI)	$(7.55)	$(3.56)	$4.09	$5.83	$8.49
Book value per share, excluding AOCI	$43.58	$45.39	$45.04	$43.32	$42.93
 Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except per share data)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$1,389,091	$1,303,590	$1,358,555	$1,298,065	$1,348,023	$41,068	$5,349,301	$4,909,026	$440,275
Investment income, net of related expenses	196,634	220,248	254,868	199,526	226,801	(30,167)	871,276	907,904	(36,628)
Investment related gains (losses), net	1,419	1,063	978	422	310	1,109	3,882	807	3,075
Other revenue	25,869	27,764	36,262	17,936	18,510	7,359	107,831	80,147	27,684

Total revenues	1,613,013	1,552,665	1,650,663	1,515,949	1,593,644	19,369	6,332,290	5,897,884	434,406

Benefits and expenses:
Claims and other policy benefits	1,150,645	1,062,948	1,128,827	1,119,512	1,093,984	56,661	4,461,932	3,983,996	477,936
Interest credited	38,093	53,164	72,248	9,411	40,873	(2,780)	172,916	246,066	(73,150)
Policy acquisition costs and other insurance expenses	191,167	179,956	189,699	183,653	214,443	(23,276)	744,475	758,260	(13,785)
Other operating expenses	53,694	63,886	61,997	63,340	67,287	(13,593)	242,917	236,612	6,305
Interest expense	21,552	9,935	21,580	23,094	23,361	(1,809)	76,161	76,906	(745)
Collateral finance facility expense	7,432	6,851	6,966	7,474	13,091	(5,659)	28,723	52,031	(23,308)

Total benefits and expenses	1,462,583	1,376,740	1,481,317	1,406,484	1,453,039	9,544	5,727,124	5,353,871	373,253

Operating income before income taxes	150,430	175,925	169,346	109,465	140,605	9,825	605,166	544,013	61,153

Operating income tax expense	50,464	57,383	59,658	38,508	49,388	1,076	206,013	190,502	15,511

Operating income	$99,966	$118,542	$109,688	$70,957	$91,217	$8,749	$399,153	$353,511	$45,642

Diluted Earnings Per Share — Operating Income	$1.45	$1.86	$1.71	$1.10	$1.42	$0.03	$6.12	$5.50	$0.61

Foreign currency effect on*:
Net premiums	$(111,668)	$(5,676)	$20,565	$46,462	$48,414	$(160,082)	$(50,317)	$116,138	$(166,455)
Operating income before income taxes	$(17,349)	$(1,337)	$5,608	$7,871	$5,685	$(23,034)	$(5,207)	$12,362	$(17,569)

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$1,389,091	$1,303,590	$1,358,555	$1,298,065	$1,348,023	$41,068	$5,349,301	$4,909,026	$440,275
Investment income, net of related expenses	196,634	220,248	254,868	199,526	226,801	(30,167)	871,276	907,904	(36,628)
Investment related gains (losses), net	(243,559)	(241,307)	(7,079)	(155,260)	(96,739)	(146,820)	(647,205)	(178,716)	(468,489)
Other revenue	25,869	27,764	36,262	17,936	18,510	7,359	107,831	80,147	27,684

Total revenues	1,368,035	1,310,295	1,642,606	1,360,267	1,496,595	(128,560)	5,681,203	5,718,361	(37,158)

Benefits and expenses:
Claims and other policy benefits	1,150,645	1,062,948	1,128,827	1,119,512	1,093,984	56,661	4,461,932	3,983,996	477,936
Interest credited	86,989	9,293	63,000	73,897	40,873	46,116	233,179	246,066	(12,887)
Policy acquisition costs and other insurance expenses	27,529	124,836	189,272	16,262	147,754	(120,225)	357,899	647,832	(289,933)
Other operating expenses	53,694	63,886	61,997	63,340	67,287	(13,593)	242,917	236,612	6,305
Interest expense	21,552	9,935	21,580	23,094	23,361	(1,809)	76,161	76,906	(745)
Collateral finance facility expense	7,432	6,851	6,966	7,474	13,091	(5,659)	28,723	52,031	(23,308)

Total benefits and expenses	1,347,841	1,277,749	1,471,642	1,303,579	1,386,350	(38,509)	5,400,811	5,243,443	157,368

Income before income taxes — continuing operations	20,194	32,546	170,964	56,688	110,245	(90,051)	280,392	474,918	(194,526)

Income tax expense	5,024	7,296	60,158	20,099	38,744	(33,720)	92,577	166,645	(74,068)

Income — continuing operations	15,170	25,250	110,806	36,589	71,501	(56,331)	187,815	308,273	(120,458)
Loss from discontinued operations	(5,809)	(22)	(104)	(5,084)	(7,915)	2,106	(11,019)	(14,439)	3,420

Net income	$9,361	$25,228	$110,702	$31,505	$63,586	$(54,225)	$176,796	$293,834	$(117,038)

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	20,194	32,546	170,964	56,688	110,245	(90,051)	280,392	474,918	(194,526)
Investment and Derivative losses (gains) - non-operating (1)	(146,818)	99,801	1,962	862	5,067	(151,885)	(44,193)	28,654	(72,847)
Change in value of B36 embedded derivatives (1)	161,021	106,797	11,452	148,528	84,642	76,379	427,798	141,905	285,893
GMXB embedded derivatives (1)	230,775	35,772	(5,357)	6,292	7,340	223,435	267,482	8,964	258,518
EIA embedded derivatives — interest credited	48,896	(43,871)	(9,248)	64,486	—	48,896	60,263	—	60,263
EIA embedded derivatives — policy acq. costs	(5,697)	8,274	2,390	(12,090)	—	(5,697)	(7,123)	—	(7,123)
DAC offset, net	(157,941)	(63,394)	(2,817)	(155,301)	(66,689)	(91,252)	(379,453)	(110,428)	(269,025)

Operating Income Before Income Taxes	150,430	175,925	169,346	109,465	140,605	9,825	605,166	544,013	61,153

After-tax Operating Income Reconciliation:
Income — continuing operations	15,170	25,250	110,806	36,589	71,501	(56,331)	187,815	308,273	(120,458)
Investment and Derivative losses (gains) - non-operating (1)	(95,289)	64,967	1,207	624	2,220	(97,509)	(28,491)	18,952	(47,443)
Change in value of B36 embedded derivatives (1)	104,664	69,418	7,444	96,543	55,017	49,647	278,069	92,238	185,831
GMXB embedded derivatives (1)	150,003	23,252	(3,482)	4,090	5,827	144,176	173,863	5,827	168,036
EIA embedded derivatives — interest credited	31,782	(28,516)	(6,011)	41,916	—	31,782	39,171	—	39,171
EIA embedded derivatives — policy acq. costs	(3,703)	5,378	1,554	(7,859)	—	(3,703)	(4,630)	—	(4,630)
DAC offset, net	(102,661)	(41,207)	(1,830)	(100,946)	(43,348)	(59,313)	(246,644)	(71,779)	(174,865)

Operating Income	99,966	118,542	109,688	70,957	91,217	8,749	399,153	353,511	45,642

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007
Assets
Fixed maturity securities (available for sale):	$8,531,804	$9,121,953	$9,667,961	$9,387,094	$9,397,916
Mortgage loans on real estate	775,050	782,282	798,896	812,539	831,557
Policy loans	1,096,713	1,048,517	1,048,517	1,039,464	1,059,439
Funds withheld at interest	4,520,398	4,806,642	4,825,297	4,650,948	4,749,496
Short-term investments	58,123	32,520	47,081	46,336	75,062
Other invested assets	628,649	432,982	418,864	389,437	284,220

Total investments	15,610,737	16,224,896	16,806,616	16,325,818	16,397,690
Cash and cash equivalents	875,403	412,255	362,689	304,083	404,351
Accrued investment income	87,424	138,414	106,679	103,755	77,537
Premiums receivable and other reinsurance balances	640,235	691,120	800,404	766,970	717,228
Reinsurance ceded receivables	735,155	746,790	752,203	758,977	722,313
Deferred policy acquisition costs	3,610,334	3,498,152	3,460,294	3,369,316	3,161,951
Other assets	99,530	132,720	121,282	183,589	116,939

Total assets	$21,658,818	$21,844,347	$22,410,167	$21,812,508	$21,598,009

Liabilities and Stockholders’ Equity
Future policy benefits	$6,431,530	$6,552,508	$6,619,084	$6,449,039	$6,333,177
Interest-sensitive contract liabilities	7,690,942	7,517,782	7,220,659	6,657,546	6,657,061
Other policy claims and benefits	1,923,018	2,064,578	2,239,868	2,196,089	2,055,274
Other reinsurance balances	173,645	127,021	173,162	240,137	201,614
Deferred income taxes	310,360	399,669	561,912	707,963	760,633
Other liabilities	585,199	548,844	599,034	567,854	465,358
Short-term debt	—	95,000	—	—	29,773
Long-term debt	918,246	922,994	926,095	925,893	896,065
Collateral finance facility	850,035	850,094	850,000	850,210	850,361
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,035	158,990	158,946	158,904	158,861

Total liabilities	19,042,010	19,237,480	19,348,760	18,753,635	18,408,177

Stockholders’ Equity:
Common stock, at par value	734	631	631	631	631
Warrants	66,914	66,915	66,915	66,915	66,915
Additional paid-in-capital	1,450,041	1,118,288	1,115,540	1,112,977	1,103,956
Retained earnings	1,682,087	1,679,568	1,660,041	1,556,127	1,540,122
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	19,794	143,729	215,582	203,662	221,987
Unrealized appreciation (depreciation) of securities, net of income taxes	(553,407)	(358,273)	47,478	167,174	313,170
Pension and postretirement benefits, net of income taxes	(14,658)	(7,790)	(8,082)	(8,199)	(8,351)

Total stockholders’ equity before treasury stock	2,651,505	2,643,068	3,098,105	3,099,287	3,238,430
Less treasury shares	(34,697)	(36,201)	(36,698)	(40,414)	(48,598)

Total stockholders’ equity	2,616,808	2,606,867	3,061,407	3,058,873	3,189,832

Total liabilities and stockholders’ equity	$21,658,818	$21,844,347	$22,410,167	$21,812,508	$21,598,009

Total stockholders’ equity, excluding AOCI	$3,165,079	$2,829,201	$2,806,429	$2,696,236	$2,663,026
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$874,348	$740,502	$752,831	$725,393	$789,843	$84,505	$3,093,074	$2,868,403	$224,671
Investment income, net of related expenses	100,033	99,991	97,462	97,431	91,253	8,780	394,917	352,553	42,364
Other revenue	(193)	(42)	552	60	274	(467)	377	922	(545)

Total revenues	974,188	840,451	850,845	822,884	881,370	92,818	3,488,368	3,221,878	266,490

Benefits and expenses:
Claims and other policy benefits	753,545	632,258	624,310	651,850	634,109	119,436	2,661,963	2,344,185	317,778
Interest credited	15,513	15,221	14,924	14,790	14,901	612	60,448	58,595	1,853
Policy acquisition costs and other insurance expenses	118,637	107,199	103,231	86,050	117,012	1,625	415,117	417,958	(2,841)
Other operating expenses	9,828	12,756	12,121	13,238	14,643	(4,815)	47,943	49,746	(1,803)

Total benefits and expenses	897,523	767,434	754,586	765,928	780,665	116,858	3,185,471	2,870,484	314,987

Operating income before income taxes	76,665	73,017	96,259	56,956	100,705	(24,040)	302,897	351,394	(48,497)

Operating to GAAP Reconciliation:
Operating income before income taxes	76,665	73,017	96,259	56,956	100,705	(24,040)	302,897	351,394	(48,497)
Investment and Derivative (losses) gains — non-operating	(6,694)	(62,065)	(637)	(2,508)	(3,478)	(3,216)	(71,904)	(13,770)	(58,134)

Income before income taxes	$69,971	$10,952	$95,622	$54,448	$97,227	$(27,256)	$230,993	$337,624	$(106,631)

Loss and Expense Ratios:
Claims and other policy benefits	86.2%	85.4%	82.9%	89.9%	80.3%	5.9%	86.1%	81.7%	4.4%
Policy acquisition costs and other insurance expenses	13.6%	14.5%	13.7%	11.9%	14.8%	-1.2%	13.4%	14.6%	-1.2%
Other operating expenses	1.1%	1.7%	1.6%	1.8%	1.9%	-0.8%	1.6%	1.7%	-0.1%
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands except account values)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$1,584	$1,719	$1,592	$1,663	$1,577	$7	$6,558	$6,356	$202
Investment income, net of related expenses	26,428	43,727	80,920	25,031	57,497	(31,069)	176,106	271,638	(95,532)
Other revenue	16,018	15,051	14,211	11,495	9,797	6,221	56,775	38,006	18,769

Total revenues	44,030	60,497	96,723	38,189	68,871	(24,841)	239,439	316,000	(76,561)

Benefits and expenses:
Claims and other policy benefits	8,151	2,040	865	185	(375)	8,526	11,241	5,875	5,366
Interest credited	22,512	37,866	57,243	(5,518)	25,787	(3,275)	112,103	185,726	(73,623)
Policy acquisition costs and other insurance expenses	14,535	10,077	27,513	35,641	34,027	(19,492)	87,766	93,929	(6,163)
Other operating expenses	1,649	2,167	1,840	2,334	1,986	(337)	7,990	7,069	921

Total benefits and expenses	46,847	52,150	87,461	32,642	61,425	(14,578)	219,100	292,599	(73,499)

Operating income before income taxes	(2,817)	8,347	9,262	5,547	7,446	(10,263)	20,339	23,401	(3,062)

Operating to GAAP Reconciliation:
Operating income before income taxes	(2,817)	8,347	9,262	5,547	7,446	(10,263)	20,339	23,401	(3,062)
Investment and Derivative (losses) gains - non-operating (1)	159,276	10,289	(2,949)	5,266	423	158,853	171,882	(5,289)	177,171
Change in value of B36 embedded derivatives (1)	(161,021)	(106,797)	(11,452)	(148,528)	(84,642)	(76,379)	(427,798)	(141,905)	(285,893)
GMXB embedded derivatives (1)	(230,775)	(35,772)	5,357	(6,292)	(7,340)	(223,435)	(267,482)	(8,964)	(258,518)
EIA embedded derivatives — interest credited	(48,896)	43,871	9,248	(64,486)	—	(48,896)	(60,263)	—	(60,263)
EIA embedded derivatives — policy acq. costs	5,697	(8,274)	(2,390)	12,090	—	5,697	7,123	—	7,123
DAC offset, net	157,941	63,394	2,817	155,301	66,689	91,252	379,453	110,428	269,025

Income before income taxes	$(120,595)	$(24,942)	$9,893	$(41,102)	$(17,424)	$(103,171)	$(176,746)	$(22,329	$(154,417)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2008	2008	2008	2008	2007
Annuity account values (in millions):

Fixed annuities (deferred)	$1,625	$1,670	$1,527	$1,140	$1,248

Net interest spread (fixed annuities):	1.7%	1.8%	1.9%	2.0%	2.1%

Equity-indexed annuities	$4,388	$4,348	$4,289	$4,136	$4,010

Variable annuities:
No riders	$1,063	$1,251	$1,359	$1,355	$1,419
GMDB only	54	49	32	25	18
GMIB only	4	4	4	3	3
GMAB only	44	45	44	35	23
GMWB only	795	708	537	379	240
GMDB / WB	287	257	170	124	83
Other	24	26	23	20	11

Total VA account values	$2,271	$2,340	$2,169	$1,941	$1,797

Fair value of living benefit riders	$276	$46	$10	$16	$9

Other annuities:	$108	$116	$121	$129	$134

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Investment income, net of related expenses	$—	$192	$356	$40	$(163)	$163	$588	$(53)	$641
Other revenue	4,578	3,644	4,314	2,744	4,177	401	15,280	23,117	(7,837)

Total revenues	4,578	3,836	4,670	2,784	4,014	564	15,868	23,064	(7,196)

Benefits and expenses:
Claims and other policy benefits	—	—	—	—	(125)	125	—	(124)	124
Policy acquisition costs and other insurance expenses	341	252	250	198	384	(43)	1,041	6,410	(5,369)
Other operating expenses	577	747	767	646	1,176	(599)	2,737	4,138	(1,401)

Total benefits and expenses	918	999	1,017	844	1,435	(517)	3,778	10,424	(6,646)

Operating income before income taxes	3,660	2,837	3,653	1,940	2,579	1,081	12,090	12,640	(550)

Operating to GAAP Reconciliation:
Operating income before income taxes	3,660	2,837	3,653	1,940	2,579	1,081	12,090	12,640	(550)
Investment and Derivative (losses) gains — non-operating	(110)	(136)	(2)	(1)	2	(112)	(249)	(7)	(242)

Income before income taxes	$3,550	$2,701	$3,651	$1,939	$2,581	$969	$11,841	$12,633	$(792)

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$126,819	$128,930	$139,530	$138,992	$141,388	$(14,569)	$534,271	$487,136	$47,135
Investment income, net of related expenses	32,873	35,836	35,692	36,033	34,782	(1,909)	140,434	124,634	15,800
Investment related gains (losses), net	1,419	1,063	978	422	310	1,109	3,882	807	3,075
Other revenue	826	4,289	13,204	13	2	824	18,332	182	18,150

Total revenues	161,937	170,118	189,404	175,460	176,482	(14,545)	696,919	612,759	84,160

Benefits and expenses:
Claims and other policy benefits	102,316	104,339	134,146	115,271	122,267	(19,951)	456,072	425,498	30,574
Interest credited	68	77	81	139	185	(117)	365	726	(361)
Policy acquisition costs and other insurance expenses	30,634	27,591	25,526	26,426	28,297	2,337	110,177	91,234	18,943
Other operating expenses	5,591	6,132	5,899	5,446	6,222	(631)	23,068	20,404	2,664

Total benefits and expenses	138,609	138,139	165,652	147,282	156,971	(18,362)	589,682	537,862	51,820

Operating income before income taxes	23,328	31,979	23,752	28,178	19,511	3,817	107,237	74,897	32,340

Operating to GAAP Reconciliation:
Operating income before income taxes	23,328	31,979	23,752	28,178	19,511	3,817	107,237	74,897	32,340
Investment and Derivative (losses) gains — non-operating	(1,244)	(2,246)	3,026	(4,507)	(2)	(1,242)	(4,971)	6,646	(11,617)

Income before income taxes	$22,084	$29,733	$26,778	$23,671	$19,509	$2,575	$102,266	$81,543	$20,723

Loss and Expense Ratios:
Loss ratios (creditor business)	35.5%	42.3%	90.4%	40.7%	44.3%	-8.8%	52.0%	44.8%	7.2%
Loss ratios (excluding creditor business)	91.4%	89.1%	97.3%	93.2%	94.1%	-2.7%	92.9%	96.2%	-3.3%
Claims and other policy benefits / (net premiums + investment income)	64.1%	63.3%	76.6%	65.9%	69.4%	-5.3%	67.6%	69.6%	-2.0%
Policy acquisition costs and other insurance expenses	24.2%	21.4%	18.3%	19.0%	20.0%	4.2%	20.6%	18.7%	1.9%
Other operating expenses	4.4%	4.8%	4.2%	3.9%	4.4%	0.0%	4.3%	4.2%	0.1%

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

Foreign currency effect on*:
Net premiums	$(29,546)	$626	$11,315	$19,837	$19,616	$(49,162)	$2,232	$29,147	$(26,915)
Operating income before income taxes	$(6,164)	$(264)	$2,397	$4,715	$3,130	$(9,294)	$684	$5,132	$(4,448)

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$156,898	$176,184	$185,490	$189,196	$175,185	$(18,287)	$707,768	$678,551	$29,217
Investment income, net of related expenses	7,599	9,065	8,778	7,551	7,721	(122)	32,993	26,167	6,826
Other revenue	240	33	68	60	(205)	445	401	(144)	545

Total revenues	164,737	185,282	194,336	196,807	182,701	(17,964)	741,162	704,574	36,588

Benefits and expenses:
Claims and other policy benefits	106,776	122,521	144,460	158,535	145,397	(38,621)	532,292	515,660	16,632
Interest credited		—	—	—	—	—	—	1,019	(1,019)
Policy acquisition costs and other insurance expenses	14,607	21,559	16,026	17,230	18,968	(4,361)	69,422	84,749	(15,327)
Other operating expenses	16,945	15,708	16,678	15,744	15,062	1,883	65,075	53,496	11,579

Total benefits and expenses	138,328	159,788	177,164	191,509	179,427	(41,099)	666,789	654,924	11,865

Operating income before income taxes	26,409	25,494	17,172	5,298	3,274	23,135	74,373	49,650	24,723

Operating to GAAP Reconciliation:
Operating income before income taxes	26,409	25,494	17,172	5,298	3,274	23,135	74,373	49,650	24,723
Investment and Derivative (losses) gains — non-operating	(4,598)	(4,703)	(131)	745	(466)	(4,132)	(8,687)	(2,183)	(6,504)

Income before income taxes	$21,811	$20,791	$17,041	$6,043	$2,808	$19,003	$65,686	$47,467	$18,219

Loss and Expense Ratios:
Claims and other policy benefits	68.1%	69.5%	77.9%	83.8%	83.0%	-14.9%	75.2%	76.0%	-0.8%
Policy acquisition costs and other insurance expenses	9.3%	12.2%	8.6%	9.1%	10.8%	-1.5%	9.8%	12.5%	-2.7%
Other operating expenses	10.8%	8.9%	9.0%	8.3%	8.6%	2.2%	9.2%	7.9%	1.3%

Foreign currency effect on*:
Net premiums	$(43,150)	$(9,380)	$588	$4,247	$11,297	$(54,447)	$(47,695)	$41,936	$(89,631)
Operating income before income taxes	$(7,816)	$(2,015)	$606	$671	$491	$(8,307)	$(8,554)	$2,324	$(10,878)

Critical illness net premiums	$50	$59	$67	$60	$61	$(11)	$236	$235	$1

* Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$227,666	$254,497	$277,716	$240,935	$238,265	$(10,599)	$1,000,814	$864,550	$136,264
Investment income, net of related expenses	11,317	12,272	12,397	11,414	9,981	1,336	47,400	36,388	11,012
Other revenue	5,106	2,811	1,851	2,552	2,682	2,424	12,320	9,197	3,123

Total revenues	244,089	269,580	291,964	254,901	250,928	(6,839)	1,060,534	910,135	150,399

Benefits and expenses:
Claims and other policy benefits	178,989	201,707	225,011	193,669	192,885	(13,896)	799,376	692,859	106,517
Policy acquisition costs and other insurance expenses	25,556	25,053	28,386	28,081	23,665	1,891	107,076	99,285	7,791
Other operating expenses	17,235	17,774	15,801	15,102	16,877	358	65,912	56,372	9,540

Total benefits and expenses	221,780	244,534	269,198	236,852	233,427	(11,647)	972,364	848,516	123,848

Operating income before income taxes	22,309	25,046	22,766	18,049	17,501	4,808	88,170	61,619	26,551

Operating to GAAP Reconciliation:
Operating income before income taxes	22,309	25,046	22,766	18,049	17,501	4,808	88,170	61,619	26,551
Investment and Derivative (losses) gains — non-operating	2,156	(3,821)	(1,510)	514	(592)	2,748	(2,661)	(1,529)	(1,132)

Income before income taxes	$24,465	$21,225	$21,256	$18,563	$16,909	$7,556	$85,509	$60,090	$25,419

Loss and Expense Ratios:
Claims and other policy benefits	78.6%	79.3%	81.0%	80.4%	81.0%	-2.4%	79.9%	80.1%	-0.2%
Policy acquisition costs and other insurance expenses	11.2%	9.8%	10.2%	11.7%	9.9%	1.3%	10.7%	11.5%	-0.8%
Other operating expenses	7.6%	7.0%	5.7%	6.3%	7.1%	0.5%	6.6%	6.5%	0.1%

Foreign currency effect on*:
Net premiums	$(39,028)	$3,036	$8,629	$22,356	$17,491	$(56,519)	$(5,007)	$45,050	$(50,057)
Operating income before income taxes	$(1,972)	$1,078	$2,307	$2,116	$1,433	$(3,405)	$3,529	$3,849	$(320)

Critical illness net premiums	$49	$52	$67	$46	$48	$1	$214	$190	$24

* Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Revenues:
Net premiums	$1,776	$1,758	$1,396	$1,886	$1,765	$11	$6,816	$4,030	$2,786
Investment income, net of related expenses	18,384	19,165	19,263	22,026	25,730	(7,346)	78,838	96,577	(17,739)
Other revenue	(706)	1,978	2,062	1,012	1,783	(2,489)	4,346	8,867	(4,521)

Total revenues	19,454	22,901	22,721	24,924	29,278	(9,824)	90,000	109,474	(19,474)

Benefits and expenses:
Claims and other policy benefits	868	83	35	2	(174)	1,042	988	43	945
Policy acquisition costs and other insurance expenses	(13,143)	(11,775)	(11,233)	(9,973)	(7,910)	(5,233)	(46,124)	(35,305)	(10,819)
Other operating expenses	1,869	8,602	8,891	10,830	11,321	(9,452)	30,192	45,387	(15,195)
Interest expense	21,552	9,935	21,580	23,094	23,361	(1,809)	76,161	76,906	(745)
Collateral finance facility expense	7,432	6,851	6,966	7,474	13,091	(5,659)	28,723	52,031	(23,308)

Total benefits and expenses	18,578	13,696	26,239	31,427	39,689	(21,111)	89,940	139,062	(49,122)
Operating income before income taxes	876	9,205	(3,518)	(6,503)	(10,411)	11,287	60	(29,588)	29,648

Operating to GAAP Reconciliation:
Operating income before income taxes	876	9,205	(3,518)	(6,503)	(10,411)	11,287	60	(29,588)	29,648
Investment and Derivative (losses) gains — non-operating	(1,968)	(37,119)	241	(371)	(954)	(1,014)	(39,217)	(12,522)	(26,695)

Income before income taxes	$(1,092)	$(27,914)	$(3,277)	$(6,874)	$(11,365)	$10,273	$(39,157)	$(42,110)	$2,953

Foreign currency effect on*:
Net premiums	$55	$42	$33	$23	$11	$44	$153	$5	$148
Operating income before income taxes	$(1,396)	$(136)	$298	$369	$632	$(2,028)	$(865)	$1,056	$(1,921)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
U.S. Traditional	$76,665	$73,017	$96,259	$56,956	$100,705	$(24,040)	$302,897	$351,394	$(48,497)
U.S. Asset Intensive	(2,817)	8,347	9,262	5,547	7,446	(10,263)	20,339	23,401	(3,062)
U.S. Financial Reinsurance	3,660	2,837	3,653	1,940	2,579	1,081	12,090	12,640	(550)

Total U.S. Segment	77,508	84,201	109,174	64,443	110,730	(33,222)	335,326	387,435	(52,109)
Canadian Segment	23,328	31,979	23,752	28,178	19,511	3,817	107,237	74,897	32,340
Europe & South Africa Segment	26,409	25,494	17,172	5,298	3,274	23,135	74,373	49,650	24,723
Asia Pacific Segment	22,309	25,046	22,766	18,049	17,501	4,808	88,170	61,619	26,551
Corporate and Other	876	9,205	(3,518)	(6,503)	(10,411)	11,287	60	(29,588)	29,648

Consolidated	$150,430	$175,925	$169,346	$109,465	$140,605	$9,825	$605,166	$544,013	$61,153

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007
Fixed maturity securities, available-for-sale	$8,531,804	$9,121,953	$9,667,961	$9,387,094	$9,397,916
Mortgage loans on real estate	775,050	782,282	798,896	812,539	831,557
Policy loans	1,096,713	1,048,517	1,048,517	1,039,464	1,059,439
Funds withheld at interest	4,520,398	4,806,642	4,825,297	4,650,948	4,749,496
Short-term investments	58,123	32,520	47,081	46,336	75,062
Other invested assets	628,649	432,982	418,864	389,437	284,220
Cash and cash equivalents	875,403	412,255	362,689	304,083	404,351

Total cash and invested assets	$16,486,140	$16,637,151	$17,169,305	$16,629,901	$16,802,041

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Average invested assets at amortized cost (1)	$12,245,727	$12,185,216	$11,696,386	$11,539,433	$11,351,483	$894,244	$11,653,879	$10,637,020	$1,016,859
Net investment income (1)	$177,358	$179,193	$173,587	$170,899	$167,172	$10,186	$701,039	$633,621	$67,418
Investment yield (ratio of net investment income to average invested assets)	5.92%	6.01%	6.07%	6.06%	6.02%	-0.10%	6.02%	5.96%	0.06%

(1)	Excludes funds withheld

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
December 31, 2008

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,577,116	$34,262	$(598,745)	$3,012,633	35.3%
Canadian and Canadian provincial governments	1,500,511	397,899	(7,171)	1,891,239	22.2%
Residential mortgage-backed securities	1,231,123	24,838	(106,776)	1,149,185	13.5%
Foreign corporate securities	1,112,018	14,335	(152,920)	973,433	11.4%
Asset-backed securities	484,577	2,098	(147,297)	339,378	4.0%
Commercial mortgage-backed securities	1,085,062	2,258	(326,730)	760,590	8.9%
U.S. government and agencies	7,555	876	—	8,431	0.1%
State and political subdivisions	46,537	—	(7,883)	38,654	0.4%
Other foreign government securities	338,349	20,062	(150)	358,261	4.2%

Total fixed maturity securities	9,382,848	496,628	(1,347,672)	8,531,804	100.0%

Non-redeemable preferred stock	187,510	49	(64,160)	123,399	77.4%
Common stock	40,582	—	(4,607)	35,975	22.6%

Total equity securities	$228,092	$49	$(68,767)	$159,374	100.0%

December 31, 2007

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,382,944	$27,350	$(96,679)	$3,313,615	35.3%
Canadian and Canadian provincial governments	1,561,700	570,691	(1,163)	2,131,228	22.7%
Residential mortgage-backed securities	1,414,187	12,306	(12,216)	1,414,277	15.0%
Foreign corporate securities	1,040,817	35,159	(25,971)	1,050,005	11.2%
Asset-backed securities	494,458	1,252	(31,456)	464,254	4.9%
Commercial mortgage-backed securities	641,479	8,835	(5,087)	645,227	6.9%
U.S. government and agencies	3,244	209	(1)	3,452	0.0%
State and political subdivisions	52,254	152	(945)	51,461	0.5%
Other foreign government securities	325,609	3,300	(4,512)	324,397	3.5%

Total fixed maturity securities	8,916,692	659,254	(178,030)	9,397,916	100.0%

Non-redeemable preferred stock	144,942	986	(19,953)	125,975	91.8%
Common stock	11,483	2	(232)	11,253	8.2%

Total equity securities	$156,425	$988	$(20,185)	$137,228	100.0%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	December 31, 2008				December 31, 2007
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings

Financial Institutions
Banking	$1,138,663	$924,098	22.2%	A	$1,133,283	$1,091,710	24.1%	A+
Brokerage	104,169	96,516	2.3%	A	114,835	110,611	2.5%	A
Finance Comp.	278,132	228,659	5.5%	A+	278,585	268,727	6.0%	A+
Insurance	309,703	222,116	5.4%	A-	250,868	246,141	5.5%	A-
REITs	153,626	110,172	2.7%	BBB+	166,749	160,863	3.6%	BBB+
Other Finance	191,650	140,161	3.4%	A	163,371	163,554	3.6%	A

Industrials
Basic	213,540	173,826	4.2%	BBB+	140,999	139,003	3.1%	BBB+
Capital Goods	187,041	172,958	4.2%	A-	170,909	171,597	3.8%	A-
Communications	449,334	425,633	10.3%	BBB+	290,121	290,998	6.5%	BBB+
Consumer Cyclical	244,476	198,485	4.8%	BBB+	171,674	168,857	3.8%	BBB+
Consumer Noncyclical	341,126	323,239	7.8%	BBB+	250,639	249,463	5.5%	A-
Energy	248,579	215,634	5.2%	BBB+	109,109	111,129	2.5%	BBB
Technology	55,043	43,998	1.1%	BBB+	9,697	9,454	0.2%	BBB-
Transportation	217,515	190,303	4.6%	BBB+	165,322	164,292	3.7%	A-
Other Industrial	55,898	28,314	0.7%	BBB+	23,150	12,557	0.3%	BBB

Utilities
Electric	446,048	399,235	9.6%	BBB+	405,347	403,878	9.0%	BBB+
Natural Gas	200,636	174,308	4.2%	BBB+	170,314	178,631	4.0%	BBB+
Other Utility	22,320	20,447	0.5%	A-	53,641	54,562	1.2%	A-
Other Sectors	59,728	57,338	1.3%	AA	511,573	504,821	11.1%	A-

Total	$4,917,227	$4,145,440	100.00%		$4,580,186	$4,500,848	100.00%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		December 31, 2008			September 30, 2008			June 30, 2008			March 31, 2008			December 31, 2007
(USD thousands)	Rating Agency		Estimated	% of	Amortized	Estimated	% of	Amortized	Estimated	% of	Amortized	Estimated	% of	Amortized	Estimated	% of
NAIC Designation	Designation	Amortized Cost	Fair Value	Total	Cost	Fair Value	Total	Cost	Fair Value	Total	Cost	Fair Value	Total	Cost	Fair Value	Total
1	AAA	$2,851,818	$2,594,429	30.4%	$2,931,176	$2,780,454	30.5%	$2,856,457	$2,777,642	28.7%	$2,752,988	$2,710,839	28.9%	$2,834,588	$2,828,366	30.1%
1	AA	2,147,187	2,161,537	25.3%	2,601,007	2,624,357	28.8%	2,572,375	2,809,406	29.1%	2,447,193	2,754,675	29.3%	2,334,006	2,717,738	28.9%
1	A	2,002,963	1,851,764	21.7%	1,947,355	1,779,129	19.5%	2,012,559	2,028,840	21.0%	1,926,854	1,970,574	21.0%	1,853,903	1,975,073	21.0%
2	BBB	1,991,276	1,649,513	19.3%	1,817,281	1,632,806	17.9%	1,812,894	1,730,612	17.9%	1,725,432	1,676,870	17.8%	1,628,431	1,617,983	17.2%
3	BB	268,276	195,088	2.3%	253,665	231,706	2.5%	267,856	253,695	2.6%	222,209	214,105	2.3%	201,868	198,487	2.1%
4	B	77,830	50,064	0.6%	58,868	43,503	0.5%	51,320	46,722	0.5%	48,225	43,989	0.5%	47,013	43,680	0.5%
5	CCC and lower	33,945	22,538	0.3%	31,336	27,361	0.3%	18,375	17,250	0.2%	16,860	15,987	0.2%	16,800	16,502	0.2%
6	In or near default	9,553	6,871	0.1%	2,636	2,637	0.0%	3,074	3,794	0.0%	53	55	0.0%	83	87	0.0%

	Total	$9,382,848	$8,531,804		$9,643,324	$9,121,953		$9,594,910	$9,667,961		$9,139,814	$9,387,094		$8,916,692	$9,397,916

Structured Fixed Maturity Securities

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
		Estimated	Amortized	Estimated Fair	Amortized	Estimated	Amortized	Estimated	Amortized	Estimated
(USD thousands)	Amortized Cost	Fair Value	Cost	Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Residential mortgage-backed securities:
Agency	$881,762	$791,265	$932,046	$892,959	$944,922	$918,630	$952,383	$939,612	$1,018,597	$1,016,196
Non-agency	349,361	357,920	370,945	369,756	356,081	353,906	380,053	386,019	395,590	398,081

Total residential mortgage-backed securities	1,231,123	1,149,185	1,302,991	1,262,715	1,301,003	1,272,536	1,332,436	1,325,631	1,414,187	1,414,277
Commercial mortgage-backed securities	1,085,062	760,589	1,029,457	905,431	889,792	842,140	727,492	686,678	641,479	645,227
Asset-backed securities	484,577	339,378	483,308	395,907	505,193	452,347	493,293	446,031	494,458	464,254

Total	$2,800,762	$2,249,152	$2,815,756	$2,564,053	$2,695,988	$2,567,023	$2,553,221	$2,458,340	$2,550,124	$2,523,758

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value

2003 & Prior	$11,007	$9,116	$6,509	$4,320	$1,813	$1,227
2004	—	—	21,220	13,437	33,728	26,228
2005	37,134	27,793	36,424	26,471	6,514	2,582
2006	135	134	4,500	2,076	4,998	1,991
2007	—	—	888	283	—	—
2008	—	—	—	—	—	—

Total	$48,276	$37,043	$69,541	$46,587	$47,053	$32,028

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value

2003 & Prior	$413	$77	$807	$106	$20,549	$14,846
2004	—	—	7,900	5,727	62,848	45,392
2005	11,908	6,529	17,905	5,739	109,885	69,114
2006	3,442	2,618	3,287	449	16,362	7,268
2007	—	—	19,588	10,880	20,476	11,163
2008	—	—	—	—	—	—

Total	$15,763	$9,224	$49,487	$22,901	$230,120	$147,783

	December 31, 2007
	AAA		AA		A
(USD thousands)		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value

2003 & Prior	$16,520	$16,531	$2,111	$1,910	$3,749	$3,246
2004	26,520	26,286	33,757	31,465	16,151	14,614
2005	41,638	40,190	60,233	55,041	21,593	18,140
2006	13,964	11,957	5,002	3,763	—	—
2007	20,274	18,351	—	—	—	—

Total	$118,916	$113,315	$101,103	$92,179	$41,493	$36,000

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value

2003 & Prior	$1,186	$1,046	$—	$—	$23,566	$22,733
2004	—	—	—	—	76,428	72,365
2005	5,026	4,250	—	—	128,490	117,621
2006	—	—	—	—	18,966	15,720
2007	—	—	—	—	20,274	18,351

Total	$6,212	$5,296	$—	$—	$267,724	$246,790

Qurarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Directly Held Investments and Funds Withheld Portfolios)

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$250,720	$254,690	$24,276	$17,518	$28,432	$16,744
2004	50,245	46,737	2,147	999	10,603	3,835
2005	200,140	136,101	2,530	682	54,173	30,079
2006	306,478	234,575	16,219	6,074	45,346	31,379
2007	362,226	256,163	50,648	14,343	59,013	20,636
2008	30,017	28,501	23,387	10,698	18,342	11,186

Total	$1,199,826	$956,767	$119,207	$50,314	$215,909	$113,859

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$18,144	$11,938	$—	$—	$321,572	$300,890
2004	—	—	—	—	62,995	51,571
2005	3,679	776	—	—	260,522	167,638
2006	15,283	8,709	1,305	941	384,631	281,678
2007	—	—	—	—	471,887	291,142
2008	—	—	—	—	71,746	50,385

Total	$37,106	$21,423	$1,305	$941	$1,573,353	$1,143,304

NOTE: Totals include directly held investments with amortized cost of $1,085.1 million and fair value of $760.6 million as well as investments in funds withheld with amortized cost of $488.3 million and fair value of $382.7 million.

Qurarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$322,159	22.7%	$466,855	48.5%	$315,350	64.7%	$218,655	58.8%	$152,848	77.1%
20% or more for less than six months	766,789	54.1%	323,511	33.7%	97,591	20.1%	120,680	32.5%	22,201	11.2%
20% or more for six months or greater	258,724	18.3%	94,982	9.9%	38,715	8.0%	10,222	2.8%	2,981	1.5%

Total	$1,347,672	95.1%	$885,348	92.1%	$451,656	92.8%	$349,557	94.1%	$178,030	89.8%

Equity Securities

	December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$2,231	0.2%	5,293	0.6%	10,562	2.2%	11,470	3.1%	6,715	3.4%
20% or more for less than six months	29,958	2.1%	57,710	6.0%	21,904	4.5%	10,274	2.8%	13,470	6.8%
20% or more for six months or greater	36,578	2.6%	12,291	1.3%	2,550	0.5%	0	0.0%	0	0.0%

Total	$68,767	4.9%	$75,294	7.9%	$35,016	7.2%	$21,744	5.9%	$20,185	10.2%

Qurarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of December 31, 2008
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$1,407,547	$240,299	$810,115	$281,947	$2,217,662	$522,246
Canadian and Canadian provincial governments	114,754	2,751	89,956	4,420	204,710	7,171
Residential mortgage-backed securities	190,525	58,026	213,310	39,794	403,835	97,820
Foreign corporate securities	508,102	82,490	140,073	59,816	648,175	142,306
Asset-backed securities	118,608	40,139	173,505	99,147	292,113	139,286
Commercial mortgage-backed securities	523,475	200,567	188,638	126,163	712,113	326,730
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	20,403	1,947	18,250	5,936	38,653	7,883
Other foreign government securities	16,419	33	4,125	117	20,544	150

Investment grade securities	2,899,833	626,252	1,637,972	617,340	4,537,805	1,243,592

Non-investment grade securities:
U.S. corporate securities	140,426	36,615	60,378	39,884	200,804	76,499
Asset-backed securities	3,465	2,060	11,156	5,951	14,621	8,011
Foreign corporate securities	24,637	7,227	2,032	3,387	26,669	10,614
Residential mortgage-backed securities	8,089	5,944	4,496	3,012	12,585	8,956

Non-investment grade securities	176,617	51,846	78,062	52,234	254,679	104,080

Total fixed maturity securities	$3,076,450	$678,098	$1,716,034	$669,574	$4,792,484	$1,347,672

Equity securities	$61,180	$26,923	$61,249	$41,844	$122,429	$68,767
Total number of securities in an unrealized loss position	1,039		677		1,716

	As of December 31, 2007
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$1,185,664	$63,368	$487,626	$25,541	$1,673,290	$88,909
Canadian and Canadian provincial governments	78,045	1,077	4,313	86	82,358	1,163
Residential mortgage-backed securities	299,655	5,473	348,632	6,743	648,287	12,216
Foreign corporate securities	293,783	17,880	155,445	5,995	449,228	23,875
Asset-backed securities	341,337	24,958	72,445	5,722	413,782	30,680
Commercial mortgage-backed securities	110,097	4,499	46,647	588	156,744	5,087
U.S. government and agencies	700	1	—	—	700	1
State and political subdivisions	27,265	605	14,518	339	41,783	944
Other foreign government securities	127,397	1,635	75,354	2,878	202,751	4,513

Investment grade securities	2,463,943	119,496	1,204,980	47,892	3,668,923	167,388

Non-investment grade securities:
U.S. corporate securities	106,842	6,044	30,105	1,727	136,947	7,771
Asset-backed securities	1,996	776	—	—	1,996	776
Foreign corporate securities	9,692	1,930	3,524	165	13,216	2,095

Non-investment grade securities	118,530	8,750	33,629	1,892	152,159	10,642

Total fixed maturity securities	$2,582,473	$128,246	$1,238,609	$49,784	$3,821,082	$178,030

Equity securities	$83,166	$16,764	$19,073	$3,421	$102,239	$20,185
Total number of securities in an unrealized loss position	691		414		1,105

Qurarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2008	2008	2008	2008	2007	Quarter	2008	2007	Change
Fixed Maturity and Equity Securities:
Gain on investment activity	$10,204	$6,169	$5,928	$10,080	$5,054	$5,150	$32,381	$23,570	$8,811
Loss on investment activity	(5,759)	(8,564)	(4,378)	(5,360)	(5,130)	(629)	(24,061)	(31,509)	7,448
Impairments	(15,563)	(109,283)	(548)	(5,150)	(3,750)	(11,813)	(130,545)	(8,481)	(122,064)

Net gain/(loss) on fixed maturity and equity securities	(11,118)	(111,678)	1,002	(430)	(3,826)	(7,292)	(122,225)	(16,420)	(105,805)

Other non-derivative gain/(loss), net	(672)	(64)	(344)	369	221	(893)	(711)	(8,049)	7,338

Free-standing Derivatives:
Credit Default Swaps	(6,732)	(2,526)	1,413	(6,486)	(1,990)	(4,742)	(14,331)	(3,615)	(10,716)
Interest Rate Swaps	152,098	7,681	(6,462)	5,515	688	151,410	158,832	688	158,144
Futures	10,870	6,120	2,294	(185)	133	10,737	19,099	(119)	19,218
Other	2,153	1,440	1,877	—	—	2,153	5,471	—	5,471
Currency Forwards	1,638	289	(764)	777	17	1,621	1,940	(332)	2,272

Total free-standing derivatives	160,027	13,004	(1,642)	(379)	(1,152)	161,179	171,011	(3,378)	174,389

Embedded Derivatives:
B36	(161,021)	(106,797)	(11,452)	(148,528)	(84,642)	(76,379)	(427,798)	(141,905)	(285,893)
GMXB	(230,775)	(35,772)	5,357	(6,292)	(7,340)	(223,435)	(267,482)	(8,964)	(258,518)

Total embedded derivatives	(391,796)	(142,569)	(6,095)	(154,820)	(91,982)	(299,814)	(695,280)	(150,869)	(544,411)

Net gain/(loss) on total derivatives	(231,769)	(129,565)	(7,737)	(155,199)	(93,134)	(138,635)	(524,269)	(154,247)	(370,022)

Total investment related losses, net	$(243,559)	$(241,307)	$(7,079)	$(155,260)	$(96,739)	$(146,820)	$(647,205)	$(178,716)	$(468,489)

Qurarterly Financial Supplement

Page 24